Earnings Results 3Q25 October 23, 2025 PCB BANCORP

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impacts of the restatement of our consolidated financial statements at and for the quarter ended March 31, 2025; material weaknesses in the Company's internal control over financial reporting that we have identified or may identify; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward- looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward- looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 10/21/25 Market Cap $293.0 million Stock Price Per Share $20.56 52-Week Range $16.00 - $22.45 Dividend Yield 3.89% Dividend Payout Ratio (4Q24 – 3Q25) 32.23% Outstanding Shares 14,252,480 Stock Information 3Q25 or 9/30/25 Diluted Earnings Per Share (“Diluted EPS”) $0.79 Cash Dividend Per Share $0.20 Book Value (“BV”) Per Share $26.93 Tangible Common Equity (“TCE”) Per Share (1) $22.09 Number of Repurchased Shares (2) 106,463 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) The Company is authorized to purchased additional shares of 322,010 shares under the current stock repurchase program as of 09/30/25. PCB Footprint Corporate Profile 3

Historical Performance $1.58 $1.73 $2.05 $2.32 $2.63 $2.75 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2020 2021 2022 2023 2024 Sep-25 Held-For-Investment Loans ($bn) $1.59 $1.87 $2.05 $2.35 $2.62 $2.91 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2020 2021 2022 2023 2024 Sep-25 Deposits ($bn) $16.2 $40.1 $35.0 $30.7 $25.8 $28.2 $36.2 $52.4 $53.0 $43.1 $39.7 $42.4 0.000 10.000 20.000 30.000 40.000 50.000 60.000 2020 2021 2022 2023 2024 09/25 YTD Net Income/PTPP Income ($mm) Net Income PTPP Income CAGR +13.5% CAGR +13.2% $0.40 $0.44 $0.60 $0.69 $0.72 $0.60 $1.05 $2.62 $2.31 $2.12 $1.74 $1.94 $15.19 $17.24 $22.94 $24.46 $25.30 $26.93 $18.21 $19.62 $20.49 $22.09 -$5.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2020 2021 2022 2023 2024 09/25 YTD Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures (1), (2)(1) (2) 4 Annualized +6.2% Annualized +15.2%

3Q25 Highlights Operating Results • Net income available to common shareholders of $11.3 million, or $0.78 per diluted share • Reversal for credit losses of $381 thousand • Return on Average Assets (“ROAA”) of 1.35%, Return on Average TCE (“ROATCE”)(1) of 14.46%, net interest margin of 3.28%, and efficiency ratio of 48.9% Loans • Loans held-for-investment (“HFI loans”) decreased $42.8 million, or 1.5%, to $2.80 billion from 6/30/25 • Average loan yield was 6.58% compared to 6.56% for 2Q25 • Total loans to deposits ratio was 94.8% • Quarterly loan production was $136.7 million for 3Q25 compared to $148.6 million for 2Q25 Asset Quality • ACL on loans was $33.0 million, or 1.20% to HFI loans • Past due loans were $1.5 million, or 0.06% of HFI loans and NPLs were $8.2 million, or 0.30% of HFI loans Deposits • Total deposits increased $90.6 million, or 3.2%, to $2.82 billion from 6/30/25 • Core deposits(1) were $1.80 billion, or 61.8% of total deposits • Noninterest-bearing deposits were $551.3 million, or 18.9% of total deposits • Uninsured deposits were $1.28 billion, or 43.8% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.09% and 3.32%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.20 per share • TCE(1) per share was $22.09 • Maintained available borrowing capacity of $1.70 billion, or 50.5% of total assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure 5

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 9/30/25	6/30/25	9/30/24	Compared to 6/30/25 Amount	Percentage	Compared to 9/30/24 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 51,471	$ 49,308	$ 45,998	$ 2,163	4.4%	$ 5,473	11.9%
Interest Expense	24,493	23,318	23,279	1,175	5.0%	1,214	5.2%
Net Interest Income	26,978	25,990	22,719	988	3.8%	4,259	18.7%
Noninterest Income	3,414	3,297	2,620	117	3.5%	794	30.3%
Noninterest Expense	14,869	14,829	14,602	40	0.3%	267	1.8%
Provision for Credit Losses	(381)	1,787	50	(2,168)	-121.3%	(431)	-862.0%
Pretax Income	15,904	12,671	10,687	3,233	25.5%	5,217	48.8%
Income Tax Expense	4,492	3,600	2,873	892	24.8%	1,619	56.4%
Net Income	11,412	9,071	7,814	2,341	25.8%	3,598	46.0%
Preferred Stock Dividends	86	87	346	(1)	-1.1%	(260)	-75.1%
Net Income Available to Common Shareholders	11,326	8,984	7,468	2,342	26.1%	3,858	51.7%
Diluted EPS	$ 0.78	$ 0.62	$ 0.52	$ 0.16	25.8%	$ 0.26	50.0%
Selected Balance Sheet Items:							
HFI loans	$ 2,752,514	$ 2,795,309	$ 2,629,387	$ (42,795)	-1.5%	$ 123,127	4.7%
HFS loans	9,634	8,133	6,292	1,501	18.5%	3,342	53.1%
Total Deposits	2,913,502	2,822,915	2,615,791	90,587	3.2%	297,711	11.4%
Total Assets	3,363,506	3,305,589	3,063,971	57,917	1.8%	299,535	9.8%
Shareholders' Equity	384,501	376,500	363,814	8,001	2.1%	20,687	5.7%
TCE (2)	315,360	307,359	294,673	8,001	2.6%	20,687	7.0%
Key Metrics:							
BV Per Share	$ 26.93	$ 26.26	$ 25.30	$ 0.67	2.6%	$ 1.63	6.4%
TCE Per Share (1)	$ 22.09	$ 21.44	$ 20.49	$ 0.65	3.0%	$ 1.60	7.8%
ROAA (2)	1.35%	1.13%	1.08%	0.22%		0.27%	
Return on Average Equity ("ROAE") (2)	11.92%	9.76%	8.70%	2.16%		3.22%	
ROATCE (1), (2)	14.46%	11.87%	10.31%	2.59%		4.16%	
Net Interest Margin (2)	3.28%	3.33%	3.25%	-0.05%		0.03%	
Efficiency Ratio (3)	48.92%	50.63%	57.63%	-1.71%		-8.71%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures
(2) Annualized
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP
6

$1,571 $1,614 $1,631 $1,661 $1,752 $1,815 $1,886 $1,878 $342 $372 $417 $407 $473 $495 $493 $465$410 $412 $401 $398 $404 $418 $416 $410 $2,323 $2,398 $2,449 $2,466 $2,629 $2,728 $2,795 $2,753 0 500 1,000 1,500 2,000 2,500 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer 7 Loan Overview YoY +11.6% (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance $1,063 $1,103 $1,081 $1,100 $1,175 $1,220 $1,274 $1,264 281% 289% 281% 282% 297% 304% 313% 306% 0% 50% 100% 150% 200% 250% 300% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 1,100.0 1,200.0 1,300.0 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Commercial Real Estate(1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital Commercial Property 38% Business Property 23% Multifamily 6% Construction 1% Commercial & Industrial 17% Consumer 15% HFI Loan Composition September 30, 2025 $2.80B 3Q25 Highlights • HFI loans decreased $42.8 million, or 1.5%, to $2.75 billion in 3Q25 • CRE loans decreased $8.9 million (0.5%), C&I loans decreased $27.4 million (5.6%) and consumer loans decreased $6.5 million (1.6%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized $17 $19 $11 $0 $9 $28 $44 $5 $27 $77 $24 $7 $30 $80 $62 $55 $41 $114 $194 $119 $66 $163 $122 $72 $50 $91 $158 $290 $154 $73 $195 $211 $161 $149 $137 7.95% 7.90% 8.40% 8.78% 7.56% 7.23% 7.04% 6.97% 7.36% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 350 400 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 New Production(1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.60%) 18% Variable (WA Rate: 7.38%) 42% Hybrid (WA Rate: 5.51%) 40% HFI Loans Interest Rate Mix 22% 21% 20% 19% 18% 18% 18% 18% 18% 39% 39% 39% 37% 38% 37% 38% 38% 40% 39% 40% 41% 44% 44% 45% 44% 44% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable September 30, 2025 HFI Loans WA Rate 6.32% Repricing Schedule (9/30/25) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 1,141,172 7.36% $ 9,634 8.80% $ 1,150,806 7.37% 3 to 12 Months 286,767 4.55% 0 286,767 4.55% 1 to 3 Years 626,584 5.15% 0 626,584 5.15% 3 to 5 Years 652,445 6.46% 0 652,445 6.46% More than 5 Years 45,546 5.36% 0 45,546 5.36% Total $ 2,752,514 6.32% $ 9,634 8.80% $ 2,762,148 6.33% Loan Yield Analysis 3Q25 09/25 YTD ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,784,148 $ 2,738,957 Interest on Loans $ 45,197 6.44% $ 131,539 6.42% Fee (Cost) 319 0.05% 919 0.04% Prepayment Penalty & Late Charges 114 0.02% 194 0.01% Discount (Premium) 563 0.08% 2,045 0.10% Total Interest & Fees $ 46,193 6.58% $ 134,697 6.58%

Loan Concentration

Commercial Real Estate Loans by Property Type (9/30/25)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV[1]	WA Rate	Maturing <= 1 Year	2-3 Years	3-5 Years	> 5 Years
Retail (More Than 50%)	$ 402,902	21.5%	328	47.5%	6.09%	$ 65,469	$ 58,151	$ 143,561	$ 135,721
Industrial	285,836	15.2%	167	48.0%	5.77%	23,668	63,352	105,912	92,904
Mixed Use	201,660	10.7%	149	45.3%	6.02%	23,983	52,406	56,332	68,939
Apartments	154,087	8.2%	68	53.0%	5.42%	5,442	39,498	75,727	33,420
Office	150,617	8.0%	65	53.0%	6.39%	38,849	22,337	57,591	31,840
Motel & Hotel	142,135	7.6%	99	45.8%	7.22%	2,854	34,624	38,575	66,082
Gas Station	116,712	6.2%	126	47.2%	6.86%	617	21,786	35,111	59,198
Medical	62,243	3.3%	31	44.4%	6.98%	10,789	30,671	8,700	12,083
Golf Course	47,583	2.5%	8	37.6%	5.50%	0	5,278	37,139	5,166
Auto (Sales, Repair, & etc.)	38,491	2.1%	31	52.0%	5.57%	6,224	19,414	5,658	7,195
Commercial Condominium	35,400	1.9%	39	52.2%	6.25%	4,013	9,479	13,523	8,385
Spa, Sauna, & Oher Self-Care	33,607	1.8%	8	49.7%	6.21%	0	0	22,838	10,769
Car Wash	31,826	1.7%	26	46.0%	6.60%	9,240	6,175	7,314	9,097
Nursing Facility	26,139	1.4%	8	50.1%	6.66%	0	3,029	15,714	7,396
Construction	25,911	1.4%	4	56.5%	8.56%	25,911	0	0	0
Wholesale	25,821	1.4%	16	38.3%	5.71%	4,398	129	17,032	4,262
Others	96,600	5.1%	83	49.9%	6.52%	4,868	6,366	22,307	63,059
Total	**$ 1,877,570**	**100.0%**	**1,256**	**48.1%**	**6.21%**	**$ 226,325**	**$ 372,695**	**$ 663,034**	**$ 615,516**

Residential Mortgage Loans (9/30/25)

($ in thousands)	Carrying Value	WA LTV[1]	WA FICO
Residential Mortgage	$ 401,653	58.1%	761

Commercial Real Estate Loans Geographic Concentration (9/30/25)



Los Angeles County 62%
$1.88B
CA: $1.52B
(81%)
Other States 3%
Washington 3%
Texas 6%
NY/NJ 7%
Orange County 9%
Other CA Counties 1%
Northern CA Counties 1%
San Bernardino County 4%
Riverside County 4%

(1) Collateral value at origination

PCB BANCORP
9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 133,345 28.6% 6.82% 5 General Manufacturing & Wholesale Trade 105,637 22.7% 6.93% 21 Retail Trade 55,109 11.8% 7.43% 35 Real Estate Related 46,366 10.0% 7.08% 20 Food Services 42,676 9.2% 8.09% 49 Arts, Entertainment, & Recreation 22,156 4.8% 7.64% 8 Professional, Scientific, & Technical Services 16,026 3.4% 7.50% 13 Construction 10,376 2.2% 7.62% 31 Other Services 9,590 2.1% 7.72% 22 Transportation & Warehousing 9,442 2.0% 8.04% 27 All Other 14,701 3.2% 7.58% 83 Total $ 465,424 100.0% 7.21% 22 Los Angeles County 44% Orange County 15% Other CA Counties 7% Northern CA Counties 3% San Bernardino County 2% Riverside County 0% Georgia 8% NY/NJ 7% Texas 3% Other States 11% Commercial & Industrial Loans Geographic Concentration (9/30/25) Commercial & Industrial Loans by Industry Type (9/30/25) $465MM CA: $328MM (71%) 10

Credit Quality & Peer(1) Comparison $6.5 $4.9 $7.5 $7.1 $4.7 $6.2 $8.9 $8.2 0 1 2 3 4 5 6 7 8 9 10 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Non-Performing Assets (“NPAs”) ($mm) 0.23% 0.17% 0.26% 0.24% 0.15% 0.20% 0.27% 0.24% 0% 0% 0% 0% 0% 0% 0% Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 NPAs to Total Assets 1.19% 1.18% 1.17% 1.17% 1.16% 1.17% 1.20% 1.20% 1% 1% 1% 1% 1% Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 ACL on Loans to HFI Loans 703% 574% 383% 437% 653% 511% 376% 404% 0 1 2 3 4 5 6 7 8 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 ACL on Loans to Non-Performing HFI Loans (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance (3) 11 1.94% 1.27% 1.15% 0.89% 0.70% 0.47% 0.41% 0.30% 0.30% 0% 1% 1% 2% 2% 3% CBB USM Open Hope Peer Shinhan Hanmi Woori PCB NPAs / (Total Loans + OREO)(2) September 30, 2025 Peer Information: June 30, 2025 1.84% 1.50% 0.61% 0.43% 0.30% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% CBB Hope Open Hanmi PCB Classified Assets to Total Assets(4) September 30, 2025 Peer Information: June 30, 2025

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. $595 $538 $544 $540 $548 $564 $576 $551 $421 $484 $484 $492 $467 $513 $551 $669 $972 $1,021 $1,036 $1,073 $1,099 $1,185 $1,205 $1,252 $364 $360 $343 $355 $502 $452 $491 $441 $2,352 $2,403 $2,407 $2,460 $2,616 $2,714 $2,823 $2,914 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 19% Retail Other Interest-Bearing 23% Retail Time Deposits 43% Wholesale Deposits 15% Deposit Composition $2.91B $1,472 $1,494 $1,503 $1,525 $1,508 $1,610 $1,683 $1,801 63% 62% 63% 62% 58% 59% 60% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Core Deposits(1) ($mm) Core Deposits % to Total Deposits Time Deposit Maturity Schedule (9/30/25) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 402,165 4.26% $ 220,460 4.22% $ 622,625 4.24% 3 to 6 Months 421,368 4.30% 110,000 4.13% 531,368 4.27% 6 to 9 Months 204,388 4.16% 110,540 4.16% 314,928 4.16% 9 to 12 Months 220,242 4.22% 0 220,242 4.22% More than 12 Months 3,654 3.85% 0 3,654 3.85% Total $ 1,251,817 4.25% $ 441,000 4.18% $ 1,692,817 4.23% YoY +18.5% 3Q25 Highlights • Total deposits increased $90.6 million (3.2%) from 6/30/25 • Retail deposits increased $140.6 million (6.0%), but wholesale deposits decreased $50.0 million (10.2%) from 6/30/25 • Uninsured deposits were $1.28 billion (43.8% of total deposits) at 9/30/25 compared to $1.16 billion (41.3% of total deposits) at 6/30/25 September 30, 2025 12

Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP Financial measures” for reconciliations of these measures to their most comparable GAAP measures. $5.9 $4.7 $6.3 $7.8 $7.0 $7.7 $9.1 $11.4 $10.0 $7.6 $9.0 $10.7 $12.3 $12.4 $14.5 $15.5 0 2 4 6 8 10 12 14 16 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Net Income PTPP Net Income & PTPP(1) Income ($mm) $0.41 $0.33 $0.43 $0.52 $0.46 $0.53 $0.62 $0.78 $0.69 $0.53 $0.62 $0.72 $0.83 $0.85 $1.00 $1.07 0.00 0.20 0.40 0.60 0.80 1.00 1.20 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Diluted EPS Adjusted Diluted EPS Diluted EPS & Adjusted Diluted EPS(1) 0.89% 0.67% 0.89% 1.08% 0.94% 1.01% 1.13% 1.35% 1.50% 1.09% 1.28% 1.49% 1.64% 1.62% 1.80% 1.84% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 ROAA Adjusted ROAA ROAA & Adjusted ROAA(1) 6.82% 5.39% 7.19% 8.70% 7.69% 8.53% 9.76% 11.92% 11.49% 8.73% 10.36% 11.95% 13.46% 13.66% 15.56% 16.21% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 ROAE Adjusted ROAE ROAE & Adjusted ROAE(1) 3Q25 Highlights • Net interest income increased $2.2 million and noninterest income increased $117 thousand, but noninterest expense increased $40 thousand compared to 2Q25 13

Noninterest Income & Expense $20.8 $19.4 $13.6 $13.5 $24.5 $16.6 $26.9 $29.0$25.1 $20.6 $12.7 $19.8 $39.3 $26.4 $31.0 $38.8 6.0% 8.2% 7.8% 8.8% 7.8% 7.3% 6.5% 6.4% 3.9% 5.6% 5.6% 5.6% 4.7% 5.3% 5.4% 5.6% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $8.4 $9.2 $9.2 $8.8 $8.4 $9.1 $8.8 $9.3 $6.1 $7.2 $6.0 $5.8 $5.5 $5.4 $6.0 $5.6 2.19% 2.33% 2.13% 2.04% 1.86% 1.87% 1.84% 1.77% 0% 1% 1% 2% 2% 3% 0 2 4 6 8 10 12 14 16 18 20 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 59.2% 68.3% 62.7% 57.6% 53.0% 53.9% 50.6% 48.9% 62.8% 66.1% 65.3% 64.7% 64.4% 59.7% 58.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Efficiency Ratio (2) PCB Peer Average 270 272 265 264 262 257 266 270 200 210 220 230 240 250 260 270 280 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Number of FTE(3) Employees (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent (1) $1.7 $1.8 $1.7 $1.8 $1.8 $1.7 $1.8 $1.6 $0.8 $1.1 $0.8 $0.8 $1.2 $0.9 $1.5 $1.8 32% 37% 31% 29% 38% 34% 44% 47% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 0 1 1 2 2 3 3 4 4 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans

Net Interest Margin (1) Annualized 6.58% 6.66% 6.77% 6.82% 6.63% 6.59% 6.56% 6.58% 3.40% 3.10% 3.16% 3.25% 3.18% 3.28% 3.33% 3.28% 4.52% 4.85% 4.86% 4.85% 4.59% 4.28% 4.14% 4.10% 3.36% 3.76% 3.81% 3.79% 3.61% 3.45% 3.35% 3.34% 5.33% 5.33% 5.33% 5.26% 4.65% 4.33% 4.33% 4.29% 2% 3% 4% 5% 6% 7% 8% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Yield & Cost(1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate 3.33% 3.28% +0.07% 0.00% +0.09% -0.14% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 2Q25 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 3Q25 Quarter-over-Quarter Impact to Net Interest Margin(1) 3Q25 Highlights • Net interest income increased $988 thousand to $27.0 million for 3Q25 from $26.0 million for 2Q25 • Net interest margin decreased to 3.28% for 3Q25 from 3.33% for 2Q25 mainly due to a decrease in average balance of earning assets, partially offset by an increase in loan yield and a decrease in cost of interest-bearing liabilities. 15

Capital 11.57% 11.52% 14.00% 15.24% 11.25% 13.61% 13.61% 14.85% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $24.46 $24.54 $24.80 $25.39 $25.30 $25.78 $26.26 $26.93 $19.62 $19.69 $19.95 $20.55 $20.49 $20.97 $21.44 $22.09 $12 $14 $16 $18 $20 $22 $24 $26 $28 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Book Value/TCE Per Share(1) BV Per Share TCE Per Share September 30, 2025 12.51% 12.26% 12.39% 12.54% 11.87% 11.65% 11.39% 11.43% 10.03% 9.84% 9.97% 10.14% 9.62% 9.48% 9.30% 9.38% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Total Equity/TCE to Total Assets(1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Financial Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25
Total Deposits	(d)	$ 2,351,612	$ 2,402,840	$ 2,406,254	$ 2,459,682	$ 2,615,791	$ 2,714,399	$ 2,822,915	$ 2,913,502
Less: Time Deposits Greater Than $250K		(575,702)	(609,550)	(619,832)	(640,166)	(665,124)	(712,458)	(709,160)	(731,517)
Less: Brokered Deposits		(303,742)	(299,776)	(283,033)	(295,080)	(442,284)	(392,284)	(431,001)	(381,001)
Core Deposits	(e)	$ 1,472,168	$ 1,493,514	$ 1,503,389	$ 1,524,436	$ 1,508,383	$ 1,609,657	$ 1,682,754	$ 1,800,984
Core Deposits to Total Deposits	(e)/(d)	62.6%	62.2%	62.5%	62.0%	57.7%	59.3%	59.6%	61.8%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25
Average Total Shareholders' Equity	(a)	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 274,594	$ 280,503	$ 282,080	$ 288,235	$ 294,687	$ 298,569	$ 303,488	$ 310,693
Net Income	(c)	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412
ROAE [1]	(c)/(a)	6.82%	5.32%	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%
Net Income Available to Common Shareholders	(d)	$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326
ROATCE (Non-GAAP)[1]	(d)/(b)	8.54%	6.63%	8.75%	10.31%	9.02%	10.45%	11.87%	14.46%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Dec-23	Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25
Total Shareholders' Equity	(a)	$ 348,872	$ 350,005	$ 353,469	$ 362,300	$ 363,814	$ 370,864	$ 376,500	$ 384,501
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 279,731	$ 280,864	$ 284,328	$ 293,159	$ 294,673	$ 301,723	$ 307,359	$ 315,360
Outstanding Shares	(c)	14,260,440	14,263,791	14,254,024	14,266,725	14,380,651	14,387,176	14,336,602	14,277,164
Book Value Per Share	(a)/(c)	$ 24.46	$ 24.54	$ 24.80	$ 25.39	$ 25.30	$ 25.78	$ 26,26	$ 26.93
TCE Per Share (Non-GAAP)	(b)/(c)	$ 19.62	$ 19.69	$ 19.95	$ 20.55	$ 20.49	$ 20.97	$ 21,44	$ 22.09
Total Assets	(d)	$ 2,789,506	$ 2,854,292	$ 2,852,964	$ 2,889,833	$ 3,063,971	$ 3,183,758	$ 3,305,589	$ 3,363,506
Total Shareholders' Equity to Total Assets	(a)/(d)	12.51%	12.26%	12.39%	12.54%	11.87%	11.65%	11.39%	11.43%
TCE to Total Assets (Non-GAAP)	(b)/(d)	10.03%	9.84%	9.97%	10.14%	9.62%	9.48%	9.30%	9.38%

(1) Annualized

PCB BANCORP

18

Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25
Net Income	(a)	$ 5,908	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412
Add: Provision (Reversal) for Credit Losses		1,698	1,090	259	50	2,002	1,598	1,787	(381)
Add: Income Tax Provision		2,352	1,817	2,505	2,873	3,281	3,056	3,600	4,492
PTPP Income (Non-GAAP)	(b)	$ 9,958	$ 7,592	$ 9,045	$ 10,737	$ 12,313	$ 12,389	$ 14,458	$ 15,523
Average Total Assets	(c)	$ 2,642,175	$ 2,809,808	$ 2,853,152	$ 2,866,707	$ 2,980,641	$ 3,097,516	$ 3,226,395	$ 3,354,588
ROAA (2)	(a)/(c)	0.89%	0.67%	0.89%	1.08%	0.94%	1.01%	1.13%	1.35%
Adjusted ROAA (Non-GAAP)(2)	(b)/(c)	1.50%	1.09%	1.28%	1.49%	1.64%	1.62%	1.80%	1.84%
Average Total Shareholders' Equity	(d)	$ 343,735	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834
ROAE (2)	(a)/(d)	6.82%	5.39%	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%
Adjusted ROAE (Non-GAAP)(2)	(b)/(d)	11.49%	8.73%	10.36%	11.95%	13.46%	13.66%	15.56%	16.21%
Net Income available to common shareholders		$ 5,908	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326
Less: Income Allocated to Participating Securities		(17)	(9)	(11)	(11)	(16)	(61)	(72)	(91)
Net Income Allocated to Common Stock	(e)	5,891	4,676	6,128	7,457	6,668	7,634	8,912	11,235
Add: Provision for Loan Losses		1,698	1,090	259	50	2,002	1,598	1,787	(381)
Add: Income Tax Provision		2,352	1,817	2,505	2,873	3,281	3,056	3,600	4,492
PTPP Income Allocated to Common Stock	(f)	$ 9,941	$ 7,583	$ 8,892	$ 10,380	$ 11,951	$ 12,288	$ 14,299	$ 15,346
WA common shares outstanding, diluted	(g)	14,316,581	14,330,204	14,312,949	14,356,384	14,406,756	14,403,769	14,326,011	14,325,956
Diluted EPS	(e)/(g)	$ 0.41	$ 0.33	$ 0.43	$ 0.52	$ 0.46	$ 0.53	$ 0.62	$ 0.78
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.69	$ 0.53	$ 0.62	$ 0.72	$ 0.83	$ 0.85	$ 1.00	$ 1.07

($ in thousands)	2020	2021	2022	2023	2024	09/25 YTD
Net Income	$ 16,175	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 28,218
Add: Provision (Reversal) for Credit Losses(1)	13,219	(4,596)	3,602	(132)	3,401	3,004
Add: Income Tax Provision	6,836	16,856	14,416	12,557	10,476	11,148
PTPP Income (Non-GAAP)	$ 36,230	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 42,370

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2020, 2021 and 2022.
(2) Annualized.

PCB BANCORP 19